Exhibit 99.1

Letter of Transmittal

To Offer to Exchange Up to 1,409,367 Shares of Common Stock
of
ADVANCE AUTO PARTS, INC.
for
Shares of Biglari Holdings Inc. Common Stock
by
BIGLARI HOLDINGS INC.

at an Exchange Ratio of One Share of Advance Auto Parts, Inc. Common Stock for
0.1179 Shares of Biglari Holdings Inc. Common Stock

Pursuant to the Prospectus dated April 30, 2010

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, MAY 27, 2010, UNLESS THE OFFER IS EXTENDED.

The exchange agent for the offer is:

Computershare Trust Company, N.A.

By Mail:	By Facsimile Transmission	By Overnight Courier:
Computershare Trust Company, N.A.	(for eligible institutions only):	Computershare Trust Company, N.A.
Attn: Corporate Actions	(617) 360-6810	Attn: Corporate Actions
P.O. Box 43011	To confirm via phone	250 Royall Street
Providence RI 02940-3011	(for eligible institutions only):	Suite V
	(781) 575-2332	Canton MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE PROSPECTUS AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))	Shares Tendered (Attach additional list if necessary)
Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by stockholders tendering by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Advance Shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Advance Shares (as defined below) is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.”

Holders of outstanding shares of common stock (the “Advance Shares”) of Advance Auto Parts, Inc. (“Advance”) whose certificates for such Advance Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date (as defined in the Prospectus), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Advance Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐
CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED.  I UNDERSTAND THAT I MUST CONTACT ADVANCE’S TRANSFER AGENT, BNY MELLON SHAREOWNER SERVICES, AT (866) 865-6327 TO OBTAIN INSTRUCTIONS FOR REPLACING MUTILATED, LOST, STOLEN OR DESTROYED SHARE CERTIFICATES.  SEE INSTRUCTION 9.

TENDER OF SHARES

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), the above-described shares of common stock (the “Advance Shares”) of Advance Auto Parts, Inc., a Delaware corporation (“Advance”), pursuant to Biglari Holdings’ offer to exchange up to 1,409,367 Advance Shares at an exchange ratio of one Advance Share for 0.1179 shares of common stock, stated value $0.50 per share, of Biglari Holdings (“Biglari Holdings Shares”), upon the terms and subject to the conditions set forth in the Prospectus, dated April 30, 2010 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”).  The undersigned understands that Biglari Holdings reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Advance Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Biglari Holdings of its obligations under the Offer or prejudice the undersigned’s rights to receive Biglari Holdings Shares for Advance Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Advance Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Biglari Holdings all right, title and interest in and to all of the Advance Shares that are being tendered hereby and which are accepted for exchange (and any and all dividends, distributions, rights, other Advance Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints Computershare Trust Company, N.A. (the “Exchange Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Advance Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Advance Shares (and any Distribution), or transfer ownership of such Advance Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Biglari Holdings, (ii) present such Advance Shares (and any Distribution) for transfer on the books of Advance and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Advance Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints designees of Biglari Holdings as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Advance Shares tendered hereby which have been accepted for exchange by Biglari Holdings prior to the time of any vote or other action (and any Distribution), at any meeting of stockholders of Advance (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise.  This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Advance Shares by Biglari Holdings in accordance with the terms of the Offer.  Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Advance Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Advance Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Biglari Holdings, Biglari Holdings will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Biglari Holdings to be necessary or desirable to complete the sale, assignment and transfer of the Advance Shares tendered hereby (and any Distribution).  In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Biglari Holdings any Distribution in respect of the Advance Shares tendered hereby and accepted for exchange, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Biglari Holdings shall be entitled to all rights and privileges as owner of any such Distribution and may withhold the Biglari Holdings Shares payable pursuant to the Offer or deduct from the Biglari Holdings Shares the amount or value thereof, as determined by Biglari Holdings in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Advance Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Biglari Holdings upon the terms and subject to the conditions of the Offer.  The undersigned recognizes that under certain circumstances set forth in the Prospectus, Biglari Holdings may not be required to accept for exchange any of the Advance Shares tendered hereby.

The undersigned understands that the delivery and surrender of Advance Shares that the undersigned has tendered is not effective, and the risk of loss of Advance Shares does not pass to the Exchange Agent, until the Exchange Agent receives the Letter of Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of Advance Shares, together with all accompanying evidences of authority in form satisfactory to Biglari Holdings and any other required documents.  THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF ADVANCE SHARES WILL BE DETERMINED BY BIGLARI HOLDINGS IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING ADVANCE STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW.  The undersigned also understands that no tender of Advance Shares is valid until all defects and irregularities in tenders of Advance Shares have been cured or waived and that neither Biglari Holdings nor the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any Advance Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Biglari Holdings Shares and a check for any cash payable in lieu of fractional Biglari Holdings Shares, and return any Advance Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Advance Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility).  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the Biglari Holdings Shares and a check for any cash payable in lieu of fractional Biglari Holdings Shares and any certificates for Advance Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Biglari Holdings and a check for any cash payable in lieu of fractional Biglari Holdings Shares and return any Advance Shares not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.  The undersigned recognizes that Biglari Holdings has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Advance Shares from the name of the registered holder(s) thereof if Biglari Holdings does not accept for exchange any of the Advance Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the Biglari Holdings Shares and the check for any cash payable in the Offer in lieu of fractional Biglari Holdings Shares (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Advance Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:              ☐   Check                      ☐   Certificates to:

Name:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the Biglari Holdings Shares and the check for any cash payable in the Offer in lieu of fractional Biglari Holdings Shares (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Advance Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail:              ☐   Check                      ☐   Certificates to:
Name:

(Please Print)	(Please Print)
Address:	Address:

(Zip Code)	(Zip Code)

(Taxpayer Identification No.)	(Taxpayer Identification No.)

(Account Number)

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Stockholder(s))

Dated

Name(s)
(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If Required - See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS:  PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

Dated

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER’S NAME: COMPUTERSHARE TRUST COMPANY, N.A.

SUBSTITUTE Form W-9
Part 1 — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see ‘‘How to Obtain a TIN’’ in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.

Department of the Treasury Internal Revenue Service	Taxpayer Identification Number
Payer’s Request for Taxpayer Identification Number (TIN)	(If awaiting TIN write “Applied For”)

Part 2 — For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
Name
Certification Under penalties of perjury, I certify that:
Address (number and street)
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
City, State and Zip Code

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the ‘‘IRS’’) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

SIGNATURE
DATE _________________
NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED ‘‘GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9’’ FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature: ____________________________________________	Date:_____________________

Instructions
Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Advance Shares) of the Advance Shares tendered herewith and such holder(s) has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Advance Shares are tendered for the account of an Eligible Institution.  See Instruction 5.

2.           Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries of Advance Shares are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered Advance Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Advance Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the expiration date (as defined in the Prospectus).  Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Advance Shares pursuant to the guaranteed delivery procedure described the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure:  (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Biglari Holdings must be received by the Exchange Agent prior to the expiration date; and (c) Share Certificates for all tendered Advance Shares, in proper form for transfer, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Advance Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three trading days of the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”

THE METHOD OF DELIVERY OF ADVANCE SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.  IF SHARE CERTIFICATES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.  IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED.  BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR EXCHANGE OF THE ADVANCE SHARES.

3.           Inadequate Space.  If the space provided herein is inadequate, the Share Certificate numbers, the number of Advance Shares evidenced by such Share Certificates and the number of Advance Shares tendered should be listed on a separate schedule attached hereto and signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.           Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Advance Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Advance Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Advance Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly following the expiration or termination of the Offer.  All Advance Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Advance Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Advance Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Advance Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Advance Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless the Biglari Holdings Shares, a check for any cash payable in lieu of fractional Biglari Holdings Shares or Advance Shares not tendered or not accepted for exchange are to be issued in the name of any person other than the registered holder(s).  Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Advance Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Advance Shares.  Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Biglari Holdings of the authority of such person so to act must be submitted.  Proper evidence of authority includes a power of attorney, a letter of testamentary, a letter of appointment or a corporate resolution.

6.           Stock Transfer Taxes.  Biglari Holdings will pay any stock transfer taxes with respect to the sale and transfer of any Advance Shares to it or its order pursuant to the Offer.  If, however, the Biglari Holdings Shares, a check for any cash payable in lieu of fractional Biglari Holdings Shares or Advance Shares not tendered or not accepted for exchange, are to be issued in the name of any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Advance Shares to Biglari Holdings pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price payable pursuant to the Offer unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.           Special Issuance and Delivery Instructions.  If certificates for Biglari Holdings Shares and a check for any cash payable in lieu of fractional Biglari Holdings Shares are to be issued, or any Advance Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the certificates for Biglari Holdings Shares and a check for any cash payable in lieu of fractional Biglari Holdings Shares, or any certificates for Advance Shares not tendered or not accepted for exchange, are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.  Stockholders tendering Advance Shares by book-entry transfer may request that Advance Shares not exchanged be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such Advance Shares not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.           Substitute Form W-9.  Under U.S. federal income tax law, the Exchange Agent may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer.  To avoid such backup withholding, each tendering stockholder must provide the Exchange Agent with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9.  In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Advance Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  Exempt stockholders should indicate their exempt status on Substitute Form W-9.  To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status.  Such Forms can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause Advance Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9.           Mutilated, Lost, Stolen or Destroyed Certificates.  Holders of Share Certificates that have been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Advance’s transfer agent, BNY Mellon Shareowner Services, immediately by calling (866) 865-6327.  Advance’s transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates.  The holder may also be required to give Advance a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed.  This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.  However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

10.           Waiver of Conditions.  To the extent legally permissible, the conditions of the Offer may be waived, in whole or in part, by Biglari Holdings, in its reasonable discretion, at any time and from time to time, in the case of any Advance Shares tendered.

11.           Questions or Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below.  Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at its address and telephone numbers set forth below.  Holders of Advance Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12.           Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Advance Shares will be determined by Biglari Holdings in its sole discretion, and Biglari Holdings’ determinations shall be final and binding to the fullest extent permitted by law.  Biglari Holdings reserves the absolute right to reject any and all tenders of Advance Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Biglari Holdings’ counsel, be unlawful.  Biglari Holdings also reserves the absolute right to waive any defect or irregularity in the tender of any Advance Shares.  No tender of Advance Shares will be deemed to be properly made until all defects and irregularities in tenders of Advance Shares have been cured or waived.  None of Biglari Holdings, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Advance Shares and none of them will incur any liability for failure to give any such notice.  Biglari Holdings’ interpretation of the terms and conditions of the Offer, including this Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Any questions or requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below.  Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below.  Holders of Advance Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MORROW & CO., LLC

470 West Avenue
Stamford, CT 06902

E-mail:  offer.info@morrowco.com

Banks and Brokerage Firms Call:  203.658.9400

Stockholders Please Call:  800.607.0088

April 30, 2010